John Hancock Funds III

Supplement dated August 13, 2015 to the current summary prospectus, as may be supplemented

John Hancock International Core Fund (the “fund”)

Effective September 1, 2015, Thomas R. Hancock, Ph.D. will no longer serve as a portfolio manager of the fund. Accordingly, all references to Dr. Hancock as a portfolio manager on the investment management team of the fund are removed from the Summary Prospectuses for all share classes of the fund. David Cowan, Ph.D., Ben Inker, CFA, and Sam Wilderman, CFA will continue as portfolio managers of the fund.

Also effective September 1, 2015, Neil Constable, Ph.D. and Chris Fortson are joining the investment management team as the fund’s portfolio managers, along with Messrs. Cowan, Inker, and Wilderman.

Accordingly, the following supplements the portfolio manager information under the heading “Portfolio management”:

Neil Constable, Ph.D.
Head of Quantitative Research, Global Equity

Managed the fund since 2015

Chris Fortson

Head of Fundamental Research, Global Equity

Managed the fund since 2015

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.